SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: August 12, 1998

                      CORNERSTONE REALTY INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)

VIRGINIA                           1-12875                       54-1589139
(State of                         (Commission                  (IRS Employer
incorporation)                    File Number)               Identification No.)

         306 EAST MAIN STREET
         RICHMOND, VIRGINIA                                       23219
         (Address of principal                                  (Zip Code)
          executive offices)

               Registrant's telephone number, including area code:
                                 (804) 643-1761

                      CORNERSTONE REALTY INCOME TRUST, INC.

                                    FORM 8-K

                                      Index

                                                                   Page Number

Item 2.  Acquisition or Disposition of Assets                          4


Item 7.  Financial Statements, Pro Forma Financial
         Information and Exhibits

         a.       Independent Auditors' Report                         9
                  (Spring Lake Apartments)*

                  Historical Statement of Income and
                  Direct Operating Expenses
                  (Spring Lake Apartments)*

                  Note to Historical Statement of
                  Income and Direct Operating
                  Expenses (Spring Lake Apartments)*

         b.       Pro Forma Statement of Operations for               10
                  the Six Months ended June 30, 1998
                  (unaudited)*

                  Pro Forma Balance Sheet as of
                  June 30, 1998 (unaudited)*

                  Pro Forma Statement of Operations
                  for the Year ended December 31, 1997
                  (unaudited)*


---------------------------
* To be filed by amendment.

         c.       Exhibits

                  10.1     Purchase Contract for Spring Lake Apartments

                  23.1     Consent of Independent Auditors*


















---------------------------
* To be filed by amendment.

Item 2.  Acquisition or Disposition of Assets

                             SPRING LAKE APARTMENTS
                                 Morrow, Georgia

         On August 12, 1998, Cornerstone Realty Income Trust, Inc. (the "Company") purchased the Spring Lake Apartments, a 188-unit apartment complex located at 7000 Southlake Parkway, Morrow (outside of Atlanta), Georgia (the "Property").

         The Company purchased the Property from Morrow Apartments, Inc., a Georgia corporation which is not affiliated with the Company or its affiliates. The purchase price was $9,000,000. The Company borrowed $8 million under its unsecured line of credit and paid the balance from cash on hand. Title to the Property was conveyed to the Company by limited warranty deed.

         Location. The Property is in Morrow, Clayton County, south of Atlanta, Georgia. The following information is based in part upon information provided by the greater Atlanta Chamber of Commerce.

         The greater Atlanta metropolitan area has a population in excess of three million persons. The economy of the area is diverse, and includes as significant sectors services, manufacturing, transportation, distribution, retailing, wholesaling, finance, insurance, real estate, government, research, education and medicine. More than 80% of the Fortune 500 companies and over 1,800 local manufacturing firms have operations in the area. Atlanta is the national headquarters of Coca-Cola, BellSouth, Turner Broadcasting System, Delta Air Lines, Georgia-Pacific, Home Depot, Cox Enterprises and United Parcel Service. In addition, IBM and AT&T have consolidated their southern operations in Atlanta. The city is also headquarters for the Sixth District Federal Reserve Bank.

         The Company believes that the diversity of the metropolitan area's economy makes the area less susceptible to cyclical business swings. The metropolitan area's current unemployment rate is approximately 3%, which is lower than the overall Georgia unemployment rate of approximately 3.8% and the national unemployment average of 4.7%. For three consecutive years, Atlanta has led the nation in new job growth.

         The convention and visitor trade is also one of Atlanta's primary economic advantages and has an important impact on the overall economy of the city. Atlanta's hospitality industry employs over 80,000 persons. Currently, Atlanta ranks behind only New York, Chicago and Dallas in convention attendance.

Atlanta's hosting of the 1996 Centennial Olympic Games furthered its visibility as an important city internationally.

         Atlanta sits at the junction of five major Interstate Highways (I-20, I-75, I-85, I-285 and I-675). There are several airports in the area, but the principal airport is HartsfieldAtlanta International Airport, which had over 60,000 flights and over 4.5 million passengers in 1994. Atlanta also has a rapid rail transit system (known as the Metropolitan Atlanta Rapid Transit Authority, or "MARTA").

         Institutions of higher education in the Atlanta metropolitan area include Kennesaw State University, Emory University, Georgia Institute of Technology, and Georgia State University. The University of Georgia in Athens is within approximately 50 miles.

         Atlanta has at least 25 hospitals with 100 beds or more. The area offers a full array of performing arts, including symphony, ballet and opera, and has major league baseball, basketball and football franchises.

         The Property is located on the east side of Southlake Parkway approximately one-quarter mile east of Jonesboro Road (Highway 54). Clayton County, in which the Property is located, is approximately 15 miles south of Atlanta's central business district. Hartsfield-Atlanta International Airport is located in Clayton County and is one of the region's most significant economic assets and employers.

         The neighborhood in which the Property is located consists of other multi-family housing, single-family housing, commercial and retail development. The Property is located near businesses, major shopping, entertainment, schools and churches. The property is approximately one mile from Interstate 75 and approximately four miles south of Interstate 285, which encircles Atlanta.

         Description of the Property. The Property consists of 188 garden-style apartment units in 23 two-story buildings on approximately 28 acres. The Property includes a lake occupying approximately eight acres. The Property was built in 1986.

         The Company believes that the Property has been well maintained and is in good condition. However, the Company has budgeted approximately $506,000 for additional renovations to the Property, including clubhouse renovations, breezeway repairs, wood replacement, re-flashing and re-caulking of windows, additional landscaping, and interior upgrades.

         The Property offers nine unit types. The unit mix and rents being charged new tenants as of August 1998 are as follows:



                                                                      APPROXIMATE
                                                                        INTERIOR                     MONTHLY
     QUANTITY                         TYPE                           SQUARE FOOTAGE                   RENTAL
     --------                         ----                           --------------                   ------
        16                         One bedroom, one                       696                          $560
                                   bathroom
                                   w/screened porch
        16                         One bedroom, one                       696                           570
                                   bathroom
                                   w/screened porch, FP
        8                          One bedroom, one                       771                           580
                                   bathroom
                                   w/screened porch, FP
        16                         One bedroom, one                       842                           590
                                   bathroom
                                   w/sunroom
        16                         One bedroom, one                       842                           600
                                   bathroom
                                   w/sunroom, FP
        48                         Two bedrooms, two                      1,158                         685
                                   bathrooms w/sunroom
        36                         Two bedrooms, two                      1,158                         700
                                   bathrooms w/sunroom,
                                   FP
        8                          Two bedrooms, two                      1,158                         700
                                   bathrooms w/sunroom
                                   (lake view)
        24                         Two bedrooms, two                      1,158                         715
                                   bathrooms w/sunroom,
                                   FP (lake view)


         The apartments provide a combined total of approximately 190,000 square feet of net rentable area.

         Leases at the Property are generally for terms of one year or less. Average rental rates for the past five years have generally increased. As an example, a two-bedroom, two-bathroom apartment unit (1,158 square feet) rented for $537 in 1993, $547 in 1994, $560 in 1995, $583 in 1996 and $623 in 1997. The
average effective annual rental per square foot at the Property for 1993, 1994, 1995, 1996 and 1997 was $6.06, $6.17, $6.32, $6.58 and $7.03, respectively.

         The buildings are wood-frame construction on concrete slabs, and the exteriors are covered with horizontal vinyl siding. Roofs are pitched with composition shingles on plywood decking and there are metal gutters and downspouts throughout the Property. According to the seller, roofs on 13 of the buildings were replaced in the past three years.

         Each apartment unit has wall-to-wall carpeting in the living areas and vinyl floors in the kitchen and bath. Each apartment unit has a cable television hook-up and an individually controlled heating and air conditioning unit. The owner of the property supplies cold water, sewer service and trash removal. Each resident is responsible for his or her own electricity usage, which includes air conditioning and lights, and each resident also pays for gas usage, which provides for heat, hot water and cooking.

         Each unit includes washer/dryer connections for full-sized appliances, horizontal and vertical blinds and a screened porch or sunroom. Some units have a wood-burning fireplace. Each kitchen is equipped with a refrigerator/freezer with icemaker, gas range and oven, dishwasher and garbage disposal.

         The Property has an outdoor swimming pool, a lighted tennis court, a lake of approximately eight acres in size with a walking trail and picnic pavilion, two basketball courts, a sand volley ball court, a playground, a laundry facility and three car wash areas. Eight of the 23 buildings are situated around the lake. The Property also includes a clubhouse with a fireplace, kitchen and leasing office. There is ample paved parking for tenants.

         There are at least eight apartment properties in the area that compete with the Property. All offer similar amenities and have rents that generally are comparable to those of the Property. Based on a recent telephone survey, the Company estimates that occupancy in nearby competing properties now averages approximately 95%.

         According to information provided by the seller, physical occupancy at the Property averaged approximately 93% in 1993, 95% in 1994, 96% in 1995, 97% in 1996, and 94% in 1997. On August 6, 1998, the Property was 97% occupied.

         The tenants at the Property are a mix of white-collar and blue-collar workers, students and retired persons.

         For 1997, Morrow County specified an assessed value for the Property equal to $7,896,000. The taxable value is equal to 40% of the assessed value, or $3,158,400. The tax rate was $2.798, and the total real estate taxes were calculated as $88,372.

         The basis of the depreciable residential real property portion of the Property (currently estimated at about $8,113,883) will be depreciated over 27.5 years on a straight-line basis. The basis of the personal property portion will be depreciated in accordance with the modified accelerated cost recovery system of the Code. Amounts to be spent by the Property on repairs and improvements will be treated for tax purposes as permitted by the Code based on the nature of the expenditures.

         The Company believes that the Property is and will continue to be adequately covered by property and liability insurance.

         Material Factors Considered in Assessing the Property. The factors considered by the Company to be relevant in evaluating the Property for acquisition by the Company included the following.

         1. The Company believes that the greater Atlanta, Georgia metropolitan area will continue to enjoy steady population increase and steady economic development and that such increase and development will support stable occupancy rates and reasonable increases in rents at the Property. In particular, the Company believes that the Property is located in a particularly desirable part of the Atlanta metropolitan area.

         2. Based upon an engineering report and its own inspections, the Company believes that the Property is in very good condition. The Company believes that the Property has an amenity package that may give it a competitive advantage, including the presence of an eight-acre lake that affords a lake view for many apartment units.

         3. The Property is located near major employment centers, including particularly Hartsfield-Atlanta International Airport.

         The Company is not aware of any material adverse factors relating to the Property not set forth in this report that would cause the financial information contained in this report not to be indicative of future operating results.

                                   ITEM 7.a.*





---------------------------
* To be filed by amendment. It is impracticable to include herein the required financial statements for the Property. The required financial statements will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   ITEM 7.b.*






---------------------------
* To be filed by amendment. It is impracticable to include herein the required pro forma financial information. The required pro forma financial information will be filed as an amendment to this report as soon as possible, but in no event more than 60 days after the date of filing of this report.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Cornerstone Realty Income Trust, Inc.

Date: August 26, 1998                      By:/s/ Stanley J. Olander, Jr.
                                             -------------------------------
                                             Stanley J. Olander, Jr.,
                                             Chief Financial Officer
                                             of Cornerstone Realty
                                             Income Trust, Inc.

                                  EXHIBIT INDEX

                         Cornerstone Realty Income Trust
                         Form 8-K dated August 12, 1998



Exhibit Number                 Exhibit                           Page Number
-------------                  -------                           -----------
         10.1                  Purchase Contract for
                               Spring Lake Apartments

         23.1                  Consent of Independent Auditors*



---------------------------
* To be filed by amendment.